                                                                Exhibit 10.8



                              EMPLOYMENT AGREEMENT

         AGREEMENT dated the 9th day of September, 1994, effective September 9th, 1994, between NEENAH FOUNDRY COMPANY, a Wisconsin corporation, and its affiliated companies, to-wit, NEENAH CORPORATION, HARTLEY CONTROLS CORPORATION and NEENAH TRANSPORT, INC., hereinafter called the Employer, and JAMES P. KEATING, JR., of Neenah, Wisconsin, hereinafter called the Employee.

         1. Employment. The Employer hereby employs the Employee and the Employee hereby accepts employment upon the terms and conditions hereinafter set forth.

         2. Term. The term of this Agreement shall be for the period from the effective date through June 30, 1997.

         3. Compensation. For all services rendered by the Employee under this Agreement, Employee shall receive the following:

                  a. A minimum annual salary of $180,000, payable in periodic installments as shall be in accordance with Employer's regular payroll policies. This minimum salary shall be subject to annual increases in accordance with Employer's policies of reviewing all executive salaries.

                  b. Employee shall be eligible to receive incentive compensation in each year of employment hereunder, plus bonuses, including Christmas bonuses, said payments to be made in the sole discretion of Employer's Chief Executive officer in accordance with his current policies.

         4. Duties. Employee is being hired on a full-time basis by Employer to perform various management duties. The precise duties of the Employee shall be as determined from time to time by the President and/or Board of Directors of Employer, with Employee's initial management duty to be President and Chief Executive Officer of Employer's affiliated company, Hartley Controls Corporation. If Employee is elected to be an officer and/or director of the Employer during the term of this Agreement, the Employee will serve in such capacity without further compensation; but nothing herein shall be construed as requiring the Employer, or anybody else, to cause the election of the Employee as an officer and/or director.

         5. Extent of Services. The Employee shall devote his best efforts and abilities to the business of the Employer, which shall consist of at least forty
(40) hours per week, and shall not during the term of this Agreement engage in outside business activities except as may be authorized from time to time specifically by Employer. Nothing in this section 5. shall preclude Employee from outside investments in enterprises not in competition with the Employer as long as the time spent by Employee thereon is substantially outside normal business hours and does not interfere with Employee's duties hereunder.

         6. Expenses. The Employee shall be reimbursed such business related expenses as may be approved by Employer and as are consistent with expense reimbursement policies as may be established from time to time by Employer.

         7. Vacations. The Employee shall be entitled to annual paid vacations in the amount of six (6) weeks during the term of this Agreement, in accordance with the vacation policies established from time to time by the Employer.

         8. Disability/Sick Leave. If Employee becomes sick or disabled during the term of this contract, then he shall be entitled to receive compensation at the then current minimum annual salary while he is sick or disabled until the end of the term of this Agreement, but not beyond the end of the contract term, to-wit, June 30, 1997.

         9. Employment Benefits. Employee shall also receive the standard fringe benefits that Employer provides to its full-time executive employees.

         10. Death During Employment. If the Employee dies during the term of this employment, the Employer shall continue to pay the then current minimum annual salary to Employee's widow, Sally Ann Keating, if she survives, or if she is predeceased, to Employee's estate, with said payments to continue until the end of the contract period, to-wit, June 30, 1997.

         11. Supplemental Employee Retirement Payments (SERP). As additional consideration for entering into this Employment Agreement, which Employment Agreement ends prior to Employee reaching age sixty-five, Employer agrees that at the end of this Employment Agreement period, Employee shall be considered eligible for full benefits under Employer's SERP plan as if he retired at age sixty-five, which SERP payments will commence on July 1, 1997.

         12. Covenant Not To Compete. As additional consideration for Employer entering into this Employment Agreement, Employee covenants and agrees that for the period that this Employment Agreement is in effect and for a one year period after its termination, he will not, without the prior written consent of the Employer, directly or indirectly, whether as principal or as agent, officer, director, employee, Employee or otherwise, alone or in association with any other person, firm, corporation or other business organization, carry on, or be engaged, concerned or take part in, or render services to, or own any interest or share in the earnings of or invest in the stock, bonds or other securities of any person, firm, corporation or other business organization (except for publicly traded securities) which is located in the continental United States in a business which is in competition with the Employer.

         Employee also covenants and agrees that for such period that this Employment Agreement is in effect and for one year after its termination, he will not without the prior written consent of Employer, whether for his own account or for the account of any other person, firm, corporation or other business organization, intentionally interfere with the Employer's relationship with, or endeavor to entice away from the Employer, any person who is employed by or associated with the Employer in an executive, managerial or sales capacity or who is a customer of the Employer.

         13. Covenant Not To Disclose. Employee covenants and agrees that he will not, to the detriment of Employer, at any time during the term of this Agreement, and for a one year period thereafter, reveal, divulge or make known to any person (other than Employer) or use for his own account any confidential or proprietary records, data, trade secrets or any other confidential or proprietary information whatever (the Confidential Information) previously used by the Employer to date or during the term of this Agreement and made known to Employee by reason of his association with the Employer pursuant to this Agreement, unless the disclosure of this Confidential Information is made with the permission of Employer when same is necessary during the course of any customer contact or for any other legitimate business reason.

         Employee and Employer agree that this Section 13. shall not change any duties Employee may have under common law not to disclose the aforementioned confidential information.

         14. Specific Performance. Without intending to limit the remedies available to the Employer, Employee further agrees that damages at law will be an insufficient remedy to the Employer in the event that he violates the terms of Sections 12. and 13. of this Agreement, and that the Employer may apply for and obtain injunctive relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise to specifically enforce, any of the covenants of such Sections. The parties hereto understand that each of the covenants contained in Sections 12. and 13. of this Agreement is an essential element of this Agreement.

         15. Purchase of Life Insurance Policies on Termination of Employment. Upon Employee's termination of employment, Employee shall have the right within thirty (30) days after the effective date of termination to purchase from Employer the policies of life insurance then owned by it on the life of Employee at a price equal to the cash surrender value. Upon receipt of the purchase price, the Employer shall deliver the life insurance policies to the Employee and shall execute any necessary instruments of transfer. Employee shall have no further rights in any such policies not purchased within the above thirty (30) day period.

         16. Notices. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing, and if delivered personally or sent by registered or certified mail to his residence in the case of the Employee, or to its principal office in the case of the Employer.

         17. Waiver of Breach. The waiver by the Employer of a breach of any provision of this Agreement by the Employee shall not operate or be construed as a waiver of any subsequent breach by the Employee.

         18. Binding Effect; Benefits. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs and legal representatives.

         19. Severability. If any provision of this Agreement shall be held invalid or unenforceable, the remainder shall nevertheless remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall nevertheless remain in full force and effect in all other circumstances.

         20. Entire Agreement. This instrument contains the entire agreement of the parties. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

         21. Governing Law. This Agreement shall be construed under the laws of the State of Wisconsin, and all matters pertaining to this Agreement which cannot be resolved by reference to its provisions shall be governed by the laws of Wisconsin.

         22. Headings. The headings of sections in this Agreement are for convenience only, and shall not affect its interpretation.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in five counterparts as of the date first above written.


In the Presence of:


------------------------------------------

                                           EMPLOYER:

                                           NEENAH FOUNDRY COMPANY


                                           By:
                                               -------------------------------
                                               Name:
                                               Title:

                                           NEENAH CORPORATION


                                           By:
                                               -------------------------------
                                               Name:
                                               Title:

                                           HARTLEY CONTROLS CORPORATION


                                           By:
                                               -------------------------------
                                               Name:
                                               Title:


                                           NEENAH TRANSPORT, INC.


                                           By:
                                               -------------------------------
                                               Name:
                                               Title:


                                           CONSULTANT:



                                           -----------------------------------
                                           James P. Keating, Jr.

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

         This is a First Amendment to the Employment Agreement entered into the 9th day of September, 1994, by and between NEENAH FOUNDRY COMPANY, a Wisconsin corporation, and its affiliated companies, to-wit, NEENAH CORPORATION, HARTLEY CONTROLS CORPORATION and NEENAH TRANSPORT, INC., hereinafter called the Employer, and JAMES P. KEATING, JR., of Neenah, Wisconsin, hereinafter called the Employee.

         WITNESSETH:

         WHEREAS, the parties desire to amend the aforesaid employment agreement.

         NOW, THEREFORE, it is agreed between the parties that the employment agreement be as amended as follows:

                  1. That Section 11 be deleted in its entirety and replaced with the following Section 11.

                  "11.     Supplemental Employee Retirement Payments (SERP).
                           As additional consideration for entering into this Employment Agreement, which Employment Agreement ends prior to Employee reaching age sixty-five, Employer agrees that at the end of this Employment Agreement period, Employee shall be paid full benefits under Employer's SERP plan as if he retired at age sixty-five without regard to Employer's right to amend, modify or revoke the SERP Plan. The SERP payments will commence on July 1, 1997. Employer and Employee agree that Employee's benefits under the SERP plan shall be fully vested and irrevocable as of the date of this Agreement."

                  2. All other terms and conditions of the employment agreement, except as modified by this first amendment, are agreed by both parties to be in full force and effect and binding on their heirs, personal representatives, successors and assigns.

                  IN WITNESS WHEREOF, the parties have set their hands and seals this 23rd day of July, 1996.


In the Presence of:


-------------------------------------

                                       EMPLOYER:

                                       NEENAH FOUNDRY COMPANY


                                       By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                       NEENAH CORPORATION


                                       By:
                                            ----------------------------------
                                            Name:
                                            Title:

                                       HARTLEY CONTROLS CORPORATION


                                       By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                       NEENAH TRANSPORT, INC.


                                       By:
                                            ----------------------------------
                                            Name:
                                            Title:


                                       EMPLOYEE:



                                       ----------------------------------------
                                       James P. Keating, Jr.



                                       -2-